SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE N – SUBSEQUENT EVENTS

Adoption of Plan of Conversion

On July 12, 2011 Cheviot Mutual Holding Company and the Corporation adopted a Plan of Conversion whereby the mutual holding company would convert from mutual to stock form.  As part of the Plan of Conversion the pro forma value of the 62% of the Corporation owned by the Mutual Holding Company was sold in an offering to the public.  The Plan of Conversion obtained regulatory approval as well as the approval of the Mutual Holding Company’s members and the Corporation’s stockholders.

At December 31, 2011, the Corporation reported $12.6 million as a contingent liability for the amount of proceeds received in the offering through December 31, 2011.  The proceeds would be required to be returned to investors if the minimum capital raise of $37.4 million was not attained. The offering surpassed the minimum capital raise in January 2012, therefore, none of the cash proceeds is reported as restricted cash at December 31, 2011.

On January 18, 2012, Cheviot Financial Corp., a Maryland corporation (the “Company”), completed its second-step conversion and related public stock offering.  Cheviot Savings Bank is now 100% owned by the Company and the Company is 100% owned by public stockholders. The Company sold a total of 4,675,000 shares of common stock in a subscription, community and syndicated community offerings, including 187,000 shares to the Company’s employee stock ownership plan.  All shares were sold at a purchase price of $8.00 per share.